FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement ("1st Amendment"), is made by and between David Milner ("Employee") and Cumulus Radio Corp. ("Company") on this 13th day of November, 2015 (the "Effective Date").

WHEREAS, Employee and Company are parties to that certain Employment Agreement dated July 21, 2014 ("Agreement");

WHEREAS, the Parties wish to modify the terms of the Agreement in accordance with terms hereof;

WHEREAS, this 1st Amendment, once executed by the Parties, shall be incorporated into the Agreement and shall have the same force and effect as if it were part of the original Agreement between the Parties.

NOW THEREFORE, the Parties in consideration of the mutual promises set forth herein, hereby agree as follows:

1. Section 3 of the Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

   "The term of Employee's employment by the Company under this Agreement (the "Employment Period") will commence on December 1, 2014 and shall continue for three (3) consecutive years. The Employment Period will be automatically extended from year to year unless either the Company or Employee gives written notice of non-renewal on or before September 1, 2017 (but no earlier than August 1, 2017), or annually on or before September 1st thereafter (but no earlier than August 1st) that the Employment Period shall not be extended. The term "Employment Period" shall refer to the Employment Period if and as so extended.

All capitalized terms used herein shall have the definition ascribed to such terms in the Agreement.

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

This 1st Amendment may be executed in any number of counterparts, each of which when taken together shall constitute one and the same original instrument.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this 1st Amendment the day and year indicated herein.

COMPANY

Cumulus Radio Corp.

By: [signature]
Name: [signature]
Title: SVP
11/13/15

EMPLOYEE

David Milner

[signature]
11/13/15